Rule 497(e)
File Nos. 033-19949; 811-03072-01

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT DC VARIABLE ACCOUNT-I and
SEPARATE ACCOUNT TWO (DC VARIABLE ACCOUNT-II)

033-19949    HV-1009-NP (Not Printed)

Supplement dated August 5, 2025 to your Statement of Additional Information dated May 1, 2025

This Supplement amends information contained in the above-referenced Statement of Additional Information dated May 1, 2025.

Effective immediately, the fifth paragraph of the section titled “Talcott Resolution Life Insurance Company” is updated as follows (all other information in the “Talcott Resolution Life Insurance Company” section of the Statement of Additional Information remains unchanged):

Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation, and an indirect subsidiary of Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. ("TFGI"), a Bermuda exempted limited liability company.  We are ultimately controlled by A. Michael Muscolino and Alan Waxman.

This Supplement must be accompanied by and read in conjunction with the current Statement of Additional Information. Please read this Supplement carefully and retain it for future reference.

2025-SAISUPP-6